SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                     FORM 8-K



                                  CURRENT REPORT


                          Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934



          Date of Report (date of earliest event reported):  July 6, 1994


                           PARAMOUNT COMMUNICATIONS INC.
              (Exact name of registrant as specified in its charter)



      Delaware                1-5404                74-1330475
- - --------------------    --------------------    -----------------------
  (State or other        (Commission File           (I.R.S. Employer
  jurisdiction of             Number)              Identification No.)
  Incorporation)





   15 Columbus Circle, New York, New York             10023
   --------------------------------------           ----------
   (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code:     (212) 373-8000



                               Page 1 of [   ] Pages
                        Exhibit Index Appears on Page [  ]

          Item 5.   Other Events.
          ------------------------

               On July 7, 1994 Viacom Sub Inc., a Delaware corporation and a wholly owned subsidiary of Viacom Inc., a Delaware corporation ("Viacom"), was merged (the "Merger") with and into Paramount Communications Inc., a Delaware corporation ("Paramount"), pursuant to the Amended and Restated Agreement and Plan of Merger between Viacom and Paramount, dated as of February 4, 1994, as amended as of May 26, 1994 (the "Merger Agreement"). The Merger Agreement is incorporated herein by reference to Exhibit (c)(1) of the Rule 13e-3 Transaction Statement dated April 15, 1994, as amended by Amendment No. 1 thereto on May 25, 1994, as further amended by Amendment No. 2 thereto on June 6, 1994, as further amended by Amendment No. 3 thereto on June 17, 1994 and as further amended by Amendment No. 4 thereto on July 7, 1994 filed by Paramount, Viacom, National Amusements, Inc. and Sumner M. Redstone. The Merger Agreement was approved by Paramount's stockholders at a special meeting held on July 6, 1994 and by Viacom's stockholders at a special meeting held on July 7, 1994. As a result of the Merger, Paramount has become a wholly owned subsidiary of Viacom and each share of common stock, par value $1.00 per share, of Paramount (other than shares held by Viacom, Paramount and their subsidiaries and by holders who have demanded and perfected appraisal rights) has been converted into the right to receive (i) .93065 of a share of Class B common stock, par value $.01 per share, of Viacom ("Viacom Class B Common
          Stock"), (ii) $17.50 principal amount of Viacom's 8% exchangeable subordinated debentures due 2006, (iii) .93065 of a contingent value right of Viacom, (iv) 0.5 of a three-year warrant to purchase one share of Viacom Class B Common Stock at $60 per share and (v) 0.3 of a five-year warrant to purchase one share of Viacom Class B Common Stock at $70 per share. Copies of the press release dated July 6, 1994 announcing approval of the Merger Agreement by Paramount stockholders, and the press release dated July 7, 1994 announcing approval of the Merger Agreement by Viacom stockholders and completion of the Merger are filed as exhibits hereto and are incorporated by reference herein.



              List of Exhibits.
              -----------------

      Exhibit No.              Description
      -----------              ------------

          99.1       Press release of Viacom Inc., dated July 6, 1994.

          99.2       Press release of Viacom Inc., dated July 7, 1994.

                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PARAMOUNT COMMUNICATIONS INC.
                                                Registrant

          Date:  July 7, 1994                 By /s/ PHILIPPE P. DAUMAN
                                                 -------------------------
                                           Name: Philippe P. Dauman
                                          Title: Executive Vice President,
                                                 General Counsel,
                                                 Chief Administrative
                                                 Officer and Secretary

                                   EXHIBIT INDEX
                                   -------------

  Exhibit No.              Description                           Page
  -----------              -----------                           ----



    99.1          Press release of Viacom Inc., dated July 6, 1994.

    99.2          Press release of Viacom Inc., dated July 7, 1994.